EXHIBIT 10.5

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: December 8, 2020

GENESIS PARK II LP

By: Genesis Park II GP LLC, its general partner

By:	/s/ Paul W. Hobby
Name: Paul W. Hobby
Title: Authorized Signatory

GENESIS PARK II GP LLC

By: Genesis Park Holdco LP, its managing member

By: HSG GP LLC, its general partner

/s/ Paul W. Hobby
By:	Name: Paul W. Hobby
Title: Authorized Signatory